CREDIT FACILITY	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
CREDIT FACILITY	CREDIT FACILITY
On August 14, 2023, the Company entered into an agreement with a leading Israeli commercial bank to establish a revolving credit line facility (the “Credit Facility”) in the amount of $15,000 which the bank is committed to until December 31, 2024. In December 2023, the terms of the Credit Facility were extended through June 30, 2025. In March 2024, the terms of the credit facility were extended through December 31, 2025. Outstanding loans under the Credit Facility bear a variable interest at the rate of Monthly Term Secured Overnight Financing Rate (“SOFR”) plus an annual margin of 3.5%. The interest is payable on a monthly basis. Under the terms of the Credit Facility, the Company is required to keep unsecured deposits in the aforementioned bank in the amount of $20,000. In November 2024, the agreement was amended to increase the Credit Facility amount to $18,000 while the unsecured deposit amount was reduced to $18,000. Under certain terms, the bank has the right to offset loans drawn under the Credit Facility with the deposits kept in the bank. The Company is charged a fee of 0.25% per annum on amounts available for draw that are undrawn under the Credit Facility.

As of June 30, 2025 and December 31, 2024 the Company has utilized $18,000 under the Credit Facility. In July 2025 and July 2024, respectively, the short term loan was fully repaid by the Company. As of June 30, 2025 and 2024 the annual interest rate for the loan utilized under the Credit Facility was 7.83% and 8.84%, respectively.
For the six months ended June 30, 2025 and 2024, the Company recorded interest expenses in the amount of $8 and $29, respectively, related to the Credit Facility.